Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

AMENDMENT TO COLLABORATIVE RESEARCH AGREEMENT

This Agreement is made the 19th day of June 2008.

BETWEEN

(1) MEDICAL RESEARCH COUNCIL TECHNOLOGY whose principal office is situated at 1-3 Burtonhole Lane, Mill Hill, London NW7 lAD, UK (hereinafter called "MRCT").

AND

(2) INTELLECT NEUROSCENCES, INC. whose principal place of business is situated at 7 West 19th Street, New York, NY 10011, USA (hereinafter called "Intellect"). Hereinafter referred to collectively as "the Parties" or individually as "a Party."

(A)
MRCT and Intellect entered into a Research Collaboration Agreement effective as of August 6, 2007 (the "Collaboration Agreement") pursuant to which MRCT agreed to conduct a project to humanize two of Intellect's murine antibodies;

(B)
On May 13, 2008 (the "Effective Date"), Intellect entered into a License Agreement (the "Elan/Wyeth Agreement") by and among Intellect and AHP MANUFACTURING BV, acting through its Wyeth Medica Ireland Branch, (“Wyeth") and ELAN PHARMA INTERNATIONAL LIMITED ("Elan") to provide Wyeth and Elan (the "Licensees") with certain license lights under certain of Intellect's patents .and patent applications (the "Licensed Patents") relating to certain antibodies that may serve as potential therapeutic products for the treatment for Alzheimer's Disease (the "Licensed Products") and for the research, development, manufacture and commercialization of Licensed Products;

(C)
Pursuant to the Elan/Wyeth Agreement, Licensees collectively are obligated to pay Licensor (i) [*****] after the Effective Date of the Elan/Wyeth Agreement (the "Initial License Fee") and (ii) [*****] the grant by the European Patent Office of a Licensed Patent with at least one Valid Claim (as defined in the Elan/Wyeth Agreement) that covers (a) the [*****], (b) the method of manufacture for [*****] or (c) the use of [*****] for the treatment of [*****] or [*****] (as such terms are defined in the Elan/Wyeth Agreement) (the "European Patent Payment");

(D)	Intellect is in the process of raising further finance and as a result has requested that the financial terms of the Collaboration Agreement as relate to Antibody IN-NO1 are restructured.

(E)	MRCT has agreed to such proposed restructuring on the terms and conditions set out in this Amendment Agreement.

(F)	The terms of the Collaboration Agreement shall remain the same in relation to Antibody IN-C02.

NOW IT IS HEREBY AGREED AS FOLLOWS

1.  DEFINITIONS AND INTERPRETATION

The defined terms used in this Amendment Agreement shall have the same meaning as set out in the Collaboration Agreement and the following additional defined terms shall apply:

"Intellect Financing" the closing of a debt, equity or royalty based financing of the Company during 2008 with a third party or parties.

"Intellect Warrants" shall mean those warrants to purchase common stock of Intellect as set out in the "Warrant to Purchase Stock” dated the same day as this Agreement.

2,  AMENDMENT TO COLLABORATION AGREEMENT

2.1.1  Clause 3.1 of the Collaboration Agreement shall be deleted and replaced with the following clause:

"3.1  Intellect shall pay to MRCT for undertaking To perform the humanisation work pursuant to the Research Collaboration the sum of [*****] for Antibody IN-NO1 and [*****] for Antibody IN-C02 (the "Initial Payment"). The initial Payment for each Antibody is non-refundable and shall be made as follows:

With respect to Antibody IN-NO1:

(i)	[*****] from the proceeds received by Intellect from the Initial Payment; and

(ii)	[*****] from the proceeds received by Intellect from the European Patent Payment );and

With respect to Antibody IN-C02:

(iii)	within thirty (30) days of the receipt by MRCT of the cell line producing Antibody IN-C02 from Intellect (as set out in Section 2.3) in relation to Antibody IN- C02.

2.1.2	Clause 3.2 of the Collaboration Agreement shall remain in full force and effect in relation to Antibody IN-C02 only. A new Clause 3.2A shall be inserted as follows:

"3.2A  In consideration of the research efforts carried out by MRCT in, relation to Antibody IN-NO1 in accordance with the Research Plan, Intellect shall pay to MRCT research milestone payments ("IN-NO1 Research Milestone Payments") totaling[*****], which sum shall be payable within thirty (30) days of the closing of the Intellect Financing provided that such Intellect Financing has raised a minimum of [*****]. In the event that the Intellect Financing has raised less than [*****] but greater than [*****], then such IN-NO1 Research Milestone Payment shall be paid in a combination of cash and Intellect Warrants as follows:

Cash           =                [*****]

Warrants    =                [*****]

Where N = the amount of cash raised by Intellect pursuant to the Intellect Financing.

In the event that Intellect raises less than [*****] pursuant to the Intellect Financing then the IN-NO1 Research Milestone Payments shall be payable in total as Intellect Warrants.

(By way of example only, if Intellect raises [*****] pursuant to the Intellect financing then it shall pay to MRCT [*****] (being [*****] of the IN-NO1 Research Milestone Payments) in cash and the remaining [*****] shall be paid in Intellect Warrants.) The cash portion of the IN-NO1 Research Milestone Payments shall be paid by wire transfer in United States dollars to the account: of MRCT at [*****], or such other bank account as may be notified to Intellect by MRCT from time to time.

2.1.3
Clause 4.4 of the Collaboration Agreement shall apply only to Antibody IN-C02 and references to "each Designated Antibody" shall be deleted and replaced with "Antibody IN-C02". A new clause 4.4A shall be inserted as follows:

"4.4A  Regulatory Milestone Payments. In consideration of the rights, privileges and licenses granted herein, Intellect shall pay to MRCT in United States Dollars (US Dollars) each of the following regulatory milestone payments in respect of Antibody IN-NO1 ("Regulatory Milestone Payments"):

[*****]

Each of the above Regulatory Milestone Payments shall become due and payable forthwith upon the corresponding payment becoming due and payable to Intellect by a development partner or Licensee or, where no such payment is payable to Intellect, on Intellect first receiving notification from the relevant regulatory authority of the granting of the Regulatory Approval upon which it is contingent, as specified above in this Section 4.2A. Where the sums payable above are the cash amounts rather than the [*****] of the negotiated Regulatory Milestone Payments received from a development partner or Licensee then such sums shall be payable fifty percent in cash and fifty percent in Intellect Warrants.

All other terms of the Collaboration Agreement shall remain in full force and effect.

IN WITNESS whereof,

this Agreement has been executed by duly authorised officers of the parties hereto the date first above written.

Signed for and on behalf of Intellect Neurosciences, Inc.

Signature	/s/ Daniel Chain	Date:	June 19, 2008

Name (Printed)	Daniel Chain	Title:	Chairman and CEO

Signed for and on behalf of Medical Research Council Technology

Signature	/s/ Carol L. Moore	Date:	June 19, 2008

Name (Printed)	Carol L. Moore	Title:	Director, Licensing and Agreements